Provisions	12 Months Ended
Dec. 31, 2019
Disclosure of provision matrix [abstract]
Provisions
Provisions
a) Breakdown
The detail of Provisions in the consolidated balance sheets is as follows:

Million euros
	2019	2018	2017
Provision for pensions and other obligations post-employments	6,358	5,558	6,345
Other long term employee benefits	1,382	1,239	1,686
Provisions for taxes and other legal contingencies	3,057	3,174	3,181
Provisions for contingent liabilities and commitments (Note 2)	739	779	617
Other provisions	2,451	2,475	2,660
Provisions	13,987	13,225	14,489

b) Changes
The changes in Provisions in the last three years were as follows:

Million euros
	2019					2018					2017
	Provisions for pensions and other post-retirement obligations	Provision for other long term employee benefits	Provisions for contingent liabilities and commitments	Other provisions	Total	Provisions for pensions and other post-retirement obligations	Provision for other long term employee benefits	Provisions for contingent liabilities and commitments*	Other provisions	Total	Provisions for pensions and other post-retirement obligations	Provision for other long term employee benefits	Provisions for contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	5,558	1,239	779	5,649	13,225	6,345	1,686	814	5,841	14,686	6,576	1,712	459	5,712	14,459
Incorporation of Group companies, net	—	(1)	—	—	(1)	—	—	—	(30)	(30)	59	184	146	1,365	1,754
Additions charged to income:	173	729	(31)	2,836	3,707	38	251	(49)	2,253	2,493	237	293	(49)	2,863	3,344
Interest expense (Note 39)	128	17	—	—	145	165	21	—	—	186	175	23	—	—	198
Staff costs (Note 47)	65	7	—	—	72	78	6	—	—	84	82	6	—	—	88
Provisions or reversion of provisions	(20)	705	(31)	2,836	3,490	(205)	224	(49)	2,253	2,223	(20)	264	(49)	2,863	3,058
Addition	10	713	422	4,276	5,421	7	227	455	4,612	5,301	2	264	606	3,855	4,727
Release	(30)	(8)	(453)	(1,440)	(1,931)	(212)	(3)	(504)	(2,359)	(3,078)	(22)	—	(655)	(992)	(1,669)
Other additions arising from insurance contracts linked to pensions	4	—	—	—	4	(7)	—	—	—	(7)	(7)	—	—	—	(7)
Changes in value recognised in equity	1,520	—	—	—	1,520	(482)	—	—	—	(482)	369	—	—	—	369
Payments to pensioners and pre-retirees with a charge to internal provisions	(331)	(612)	—	—	(943)	(332)	(625)	—	—	(957)	(355)	(498)	—	—	(853)
Benefits paid due to settlements	—	—	—	—	—	—	—	—	—	—	(260)	—	—	—	(260)
Insurance premiums paid	(1)	—	—	—	(1)	(2)	—	—	—	(2)	—	—	—	—	—
Payments to external funds	(455)	—	—	—	(455)	(368)	—	—	—	(368)	(273)	—	—	—	(273)
Amounts used	—	—	—	(2,907)	(2,907)	—	—	(3)	(2,548)	(2,551)	—	—	(3)	(2,997)	(3,000)
Transfer, exchange differences and other changes	(110)	27	(9)	(70)	(162)	366	(73)	17	133	443	(1)	(5)	64	(1,102)	(1,044)
Balances at end of year	6,358	1,382	739	5,508	13,987	5,558	1,239	779	5,649	13,225	6,345	1,686	617	5,841	14,489

*	See reconciliation of IAS 39 as of 31 December 2017 to IFRS 9 as of 1 January, 2018 (Note 1.d).
c) Provision for pensions and other obligations post –employments and Other long term employee benefits
The detail of Provisions for pensions and similar obligations is as follows:

Million euros
	2019	2018	2017
Provisions for post-employment plans - Spanish entities	3,951	3,930	4,274
Provisions for other similar obligations - Spanish entities	1,321	1,189	1,643
Of which: pre-retirements	1,303	1,172	1,630
Provisions for post-employment plans - United Kingdom	329	130	323
Provisions for post-employment plans - Other subsidiaries	2,078	1,498	1,748
Provisions for other similar obligations - Other subsidiaries	61	50	43
Provision for pensions and other obligations post -employments and Other long term employee benefits	7,740	6,797	8,031
Of which: defined benefits	7,731	6,791	8,026

i. Spanish entities - Post-employment plans and other similar obligations
At 31 December 2019, 2018 and 2017, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognised each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the agreed end date. In 2019, 3,571 employees benefited from the pre-retirement and incentivised retirement plan, being the provision set up to cover these commitments of EUR 688 million. In 2018 and 2017 the provisions accounted for benefit plans and contribution commitments were EUR 209 and 248 million respectively.
In October 2017, the Bank and the workers’ representatives reached an agreement for the elimination and compensation of certain passive rights arising from extra-covenant improvement agreements. The effect of the settlement of the mentioned commitments is shown in the tables included below in the "benefit paid for settlement" line.
The expenses incurred by the Spanish companies in 2019, 2018 and 2017 in respect of contributions to defined contribution plans amounted to EUR 89 million, EUR 87 million and EUR 90 million, respectively.
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.	Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.

2.	Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2019	2018	2017	2019	2018	2017
Annual discount rate	0.80%	1.55%	1.40% and 1.38% B. Popular	0.80%	1.55%	1.40%
Mortality tables	PERM/F-2000	PERM/F-2000	PERM/F-2000	PERM/F-2000	PERM/F-2000	PERM/F-2000
Cumulative annual CPI growth	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Annual salary increase rate	1.25%*	2.00%*	B. Popular 1.75% in 2018 and Rest B. Santander 1.25%	N/A	N/A	N/A
Annual social security pension increase rate	1.00%	1.00%	1.00%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0%	From 0% to 1.50%	From 0% to 1.50%

*	Corresponds to the Group’s defined-benefit obligations.

The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) with terms consistent with those of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2019, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the post-employment obligations of 5.50% (-50 b.p) to -5.02% (+50 b.p.),respectively, and an increase or decrease in the present value of the long-term obligations of 1.14% (-50 b.p.) to -1.11% (+50 b.p.), respectively.
These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.

3.	The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.
The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2019	2018	2017	2019	2018	2017
Expected rate of return on plan assets	0.80%	1.55%	1.40%	0.80%	1.55%	1.40%
Expected rate of return on reimbursement rights	0.80%	1.55%	1.40%	N/A	N/A	N/A

The funding status of the defined benefit obligations in 2019 and the four preceding years is as follows:

Million euros
	Post-employment plans					Other similar obligations
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Present value of the obligations:
To current employees	59	60	138	50	48	—	—	—	—	—
Vested obligations to retired employees	5,393	5,332	5,662	4,423	4,551	—	—	—	—	—
To pre-retirees employees	—	—	—	—	—	1,317	1,187	1,647	1,644	1,801
Long-service bonuses and other benefits	—	—	—	—	—	18	17	13	13	12
Other	42	35	112	383	380	—	—	—	—	—
	5,494	5,427	5,912	4,856	4,979	1,335	1,204	1,660	1,657	1,813
Less - Fair value of plan assets	1,547	1,500	1,640	157	157	14	15	17	—	—
Provisions - Provisions for pensions	3,947	3,927	4,272	4,699	4,822	1,321	1,189	1,643	1,657	1,813
Of which:
Internal provisions for pensions	3,759	3,720	4,036	4,432	4,524	1,321	1,189	1,642	1,657	1,813
Insurance contracts linked to pensions (Note 14)	192	210	238	269	299	—	—	1	—	—
Unrecognised net assets for pensions	(4)	(3)	(2)	(2)	(1)	—	—	—	—	—

The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

Million euros
	Post-employment plans			Other similar obligations
	2019	2018	2017	2019	2018	2017
Current service cost	12	18	16	1	1	1
Interest cost (net)	53	73	79	15	18	21
Expected return on insurance contracts linked to pensions	(2)	(4)	(4)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	—	—	—	7	7	13
Past service cost	3	3	—	1	5	—
Pre-retirement cost	1	1	—	687	208	248
Other	(29)	(4)	(2)	(2)	—	—
	38	87	89	709	239	283

In addition, in 2019 Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans has increased by EUR 278 million with respect to defined benefit obligations (decrease of EUR 65 million and increase of EUR 41 million in 2018 and 2017, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

Million euros
	Post-employment plans			Other similar obligations
	2019	2018	2017	2019	2018	2017
Present value of the obligations at beginning of year	5,427	5,912	4,856	1,204	1,660	1,657
Incorporation of Group companies, net	—	(36)	1,563	(1)	—	202
Current service cost	12	18	16	1	1	1
Interest cost	72	99	94	15	18	21
Pre-retirement cost	1	1	—	687	208	248
Effect of curtailment/settlement	(29)	(4)	(2)	(2)	—	—
Benefits paid	(400)	(423)	(388)	(599)	(617)	(490)
Benefits paid due to settlements	—	—	(260)	—	—	—
Past service cost	3	3	—	1	5	—
Actuarial (gains)/losses	407	(145)	57	7	6	13
Demographic actuarial (gains)/losses	15	(21)	(7)	(9)	(3)	10
Financial actuarial (gains)/losses	392	(124)	64	16	9	3
Exchange differences and other items	1	2	(24)	22	(77)	8
Present value of the obligations at end of year	5,494	5,427	5,912	1,335	1,204	1,660

The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan Assets
Million euros
	Post-employment plans			Other similar obligations
	2019	2018	2017	2019	2018	2017
Fair value of plan assets at beginning of year	1,500	1,640	157	15	17	—
Incorporation of Group companies, net	—	—	1,507	—	—	18
Expected return on plan assets	19	26	15	—	—	—
Benefits paid	(108)	(115)	(58)	(2)	(2)	(1)
Contributions/(surrenders)	8	21	3	—	—	—
Actuarial gains/(losses)	128	(73)	24	—	(1)	—
Exchange differences and other items	—	1	(8)	1	1	—
Fair value of plan assets at end of year	1,547	1,500	1,640	14	15	17

Insurance Contracts linked to pensions
Million euros
	Post-employment plans			Other similar obligations
	2019	2018	2017	2019	2018	2017
Fair value of insurance contracts linked to pensions at beginning of year	210	238	269	—	1	—
Incorporation of Group companies, net	—	—	—	—	—	2
Expected return on insurance contracts linked to pensions	2	4	4	—	—	—
Benefits paid	(24)	(27)	(29)	—	(1)	(1)
Paid premiums	—	2	1	—	—	—
Actuarial gains/(losses)	4	(7)	(7)	—	—	—
Fair value of insurance contracts linked to pensions at end of year	192	210	238	—	—	1

In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group has not made material current contributions in Spain in 2019 to fund its defined-benefit pension obligations.
The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.
The following table shows the estimated benefits payable at 31 December 2019 for the next ten years:

Million euros
2020	836
2021	638
2022	569
2023	491
2024	421
2025 to 2029	1,560

ii. United Kingdom
At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 93 million in 2019 (2018: EUR 93 million; 2017: EUR 82 million).
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.	Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.

2.	Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2019	2018	2017
Annual discount rate	2.11%	2.90%	2.49%
Mortality tables	"S3 Middle" tables weighted at 84% CMI_2018 projection with initial addition 0.15%, smoothing parameter 7 and 1.25% improvements	108/86 S2 Light	108/86 S2 Light
Cumulative annual CPI growth	3.01%	3.22%	3.15%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	2.91%	2.94%	2.94%

The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2019, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 10.27% (-50 b.p.) and -9.08% (+50 b.p.), respectively.If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 6.85% (+50 b.p.) and -6.80% (-50 b.p.), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the defined benefit obligations in 2019 and the four preceding years is as follows:

Million euros
	2019	2018	2017	2016	2015
Present value of the obligations	14,297	12,079	13,056	12,955	12,271
Less-
Fair value of plan assets	14,755	12,887	13,239	13,118	12,880
Provisions - Provisions for pensions	(458)	(808)	(183)	(163)	(609)
Of which:
Internal provisions for pensions	329	130	323	306	150
Net assets for pensions	(787)	(938)	(506)	(469)	(759)

The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

Million euros
	2019	2018	2017
Current service cost	27	31	36
Interest cost (net)	(24)	(6)	(6)
	3	25	30

In addition, in 2019 Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans increase by EUR 601 million with respect to defined benefit obligations (2018: decrease of EUR 481 million; 2017: increase of EUR 121 million).
The changes in the present value of the accrued defined benefit obligations were as follows:

Million euros
	2019	2018	2017
Present value of the obligations at beginning of year	12,079	13,056	12,955
Current service cost	27	31	36
Interest cost	352	320	347
Benefits paid	(441)	(489)	(445)
Contributions made by employees	18	24	20
Past service cost	—	—	—
Actuarial (gains)/losses	1,594	(766)	602
Demographic actuarial (gains)/losses	48	(21)	(184)
Financial actuarial (gains)/losses	1,546	(745)	786
Exchange differences and other items	668	(97)	(459)
Present value of the obligations at end of year	14,297	12,079	13,056

The changes in the fair value of the plan assets were as follows:

Mllion euros
	2019	2018	2017
Fair value of plan assets at beginning of year	12,887	13,239	13,118
Expected return on plan assets	376	326	353
Benefits paid	(441)	(489)	(445)
Contributions	244	209	208
Actuarial gains/(losses)	993	(285)	481
Exchange differences and other items	696	(113)	(476)
Fair value of plan assets at end of year	14,755	12,887	13,239

In 2020 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2019.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2019	2018	2017
Equity instruments	12%	17%	20%
Debt instruments	46%	50%	46%
Properties	11%	10%	13%
Other	31%	23%	21%

The following table shows the estimated benefits payable at 31 December 2019 for the next ten years:

Million euros
2020	391
2021	362
2022	388
2023	403
2024	428
2025 to 2029	2,450

iii. Other foreign subsidiaries
Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.
At 31 December 2019, 2018 and 2017, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 110 million in 2019 (2018: EUR 107 million; 2017: EUR 99 million).
The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.
Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 7.05% and 7.22%, the CPI 3.50% and the mortality table the AT2000.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2019, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 6.19% and -5.58%, respectively.These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2019 and the four preceding years is as follows:

Million euros
	2019	Of which business in Brazil	2018	2017	2016	2015
Present value of the obligations	10,717	7,774	9,116	9,534	9,876	8,337
Less-
Of which: with a charge to the participants	176	176	167	193	153	133
Fair value of plan assets	8,826	6,875	7,743	7,927	8,445	7,008
Provisions - Provisions for pensions	1,715	723	1,206	1,414	1,278	1,196
Of which:
Internal provisions for pensions	2,129	1,098	1,541	1,787	1,613	1,478
Net assets for pensions	(116)	(77)	(77)	(98)	(52)	(28)
Unrecognised net assets for pensions	(298)	(298)	(258)	(275)	(283)	(254)

The amounts recognised in the consolidated income statements in relation to these obligations are as follows:

Million euros
	2019	2018	2017
Current service cost	32	34	35
Interest cost (net)	101	101	104
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	12	5	1
Past service cost	6	3	3
Pre-retirement cost	—	(6)	—
Other	(1)	(203)	(19)
	150	(66)	124

In addition, in 2019 Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans increase by EUR 641 million with respect to defined benefit obligations (increased EUR 64 million and increased EUR 207 million in 2018 and 2017, respectively).
In June 2018, the Group in Brazil reached an agreement with the labour unions to modify the scheme of contributions to certain health benefits, which implied a reduction in commitments amounting to EUR 186 million, shown in the following tables under the heading "Effect to curtailment/settlement".
The changes in the present value of the accrued obligations were as follows:

Million euros
	2019	2018	2017
Present value of the obligations at beginning of year	9,116	9,534	9,876
Incorporation of Group companies, net	—	36	165
Current service cost	32	34	35
Interest cost	651	646	807
Pre-retirement cost	—	(6)	—
Effect of curtailment/settlement	(1)	(199)	(19)
Benefits paid	(666)	(634)	(716)
Benefits paid due to settlements	—	—	(24)
Contributions made by employees	5	5	6
Past service cost	6	3	3
Actuarial (gains)/losses	1,652	390	404
Demographic actuarial (gains)/losses	3	(59)	(140)
Financial actuarial (gains)/losses	1,649	449	544
Exchange differences and other items	(78)	(693)	(1,003)
Present value of the obligations at end of year	10,717	9,116	9,534

The changes in the fair value of the plan assets were as follows:

Million euros
	2019	2018	2017
Fair value of plan assets at beginning of year	7,743	7,927	8,445
Incorporation of Group companies, net	—	—	166
Expected return on plan assets	573	573	732
Benefits paid	(613)	(602)	(683)
Benefits paid due to settlements	—	—	(24)
Contributions	214	199	94
Actuarial gains/(losses)	1,021	308	203
Exchange differences and other items	(112)	(662)	(1,006)
Fair value of plan assets at end of year	8,826	7,743	7,927

In 2020 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2019.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2019	2018	2017
Equity instruments	8%	7%	6%
Debt instruments	84%	83%	84%
Properties	1%	1%	3%
Other	7%	9%	7%

The following table shows the estimated benefits payable at 31 December 2019 for the next ten years:

Million euros
2020	609
2021	615
2022	629
2023	641
2024	655
2025 to 2029	3,418

d) Provisions for taxes and other legal contingencies and Other provisions
Provisions - Provisions for taxes and other legal contingencies and Provisions - Other provisions, which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.
The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

Million euros
	2019	2018	2017
Recognised by Spanish companies	1,381	1,647	1,666
Recognised by other EU companies	1,100	1,044	1,127
Recognised by other companies	3,027	2,958	3,048
Of which:
Brazil	2,484	2,496	2,504
	5,508	5,649	5,841

Set forth below is the detail, by type of provision, of the balance at 31 December 2019, 2018 and 2017 of Provisions for taxes and other legal contingencies and Other provisions.
The types of provision were determined by grouping together items of a similar nature:

Million euros
	2019	2018	2017
Provisions for taxes	759	864	1,006
Provisions for employment-related proceedings (Brazil)	776	859	868
Provisions for other legal proceedings	1,522	1,451	1,307
Provision for customer remediation	725	652	885
Regulatory framework-related provisions	67	105	101
Provision for restructuring	641	492	360
Other	1,018	1,226	1,314
	5,508	5,649	5,841

Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK and the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include mainly the provisions relating to the FSCS (Financial Services Compensation Scheme), the Bank Levy in the UK and in Poland the provision related to the Banking Tax.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Qualitative information on the main litigation is provided in Note 25.e to the consolidated financial statements.
Our general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The main movements during the 2019 of the breakdown provisions are shown below:
Regarding the provisions for labour processes and others of a legal nature, Brazil has provided EUR 291 and 183 million respectively, with payments of EUR 394 and 229 million, respectively.
Regarding the provisions arising for customer remediation, EUR 192 million provisions in United Kingdom and EUR 59 million provisions in Puerto Rico for customer compensation have been allocated, partially offset with EUR 175 million provisions in United Kingdom and EUR 41 million provisions in Puerto Rico used, and Banco Popular, S.A.U., which an amount of EUR 47 million has been used in the period from floor clauses.
Regarding the provisions constituted by regulatory framework, EUR 99 million have been charged and EUR 103 million have been used in United Kingdom (Bank Levy and FSCS). In addition, EUR 123 have been provisioned in Poland.
Regarding the provisions for restructuring process, EUR 271 million have been provisioned in Spain, EUR 186 million have been provisioned in United Kigdom, EUR 166 million have been provisioned in Brazil and EUR 63 million have been provisioned in in Poland. This increase was partially offset by the use of EUR 165 million in Spain, EUR 139 million in United Kingdom, EUR 40 million in Brazil and EUR 58 million in Poland.
e) Litigation and other matters
i. Tax-related litigation
At 31 December 2019 the main tax-related proceedings concerning the Group were as follows:

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Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. These claims are fully provisioned.

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Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.

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Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.

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Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.

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In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios Ltda. (DTVM, currently Santander Brasil Tecnologia S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000, 2001 and part of 2002. In July 2015, after the unfavourable decision of CARF, both entities appealed at Federal Justice in a single proceeding. In June 2019 this action has been dismissed, and the resolution has been appealed to the higher court. There is a provision recognised for the estimated loss.

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In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. Actually it is appealed before the CARF. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.

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In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually, it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.

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Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.

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Banco Santander (Brazil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for such amount since it is considered to be a contingent liability.

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Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.

The total amount for the aforementioned Brazil lawsuits related to tax legal obligations or with probable loss risk is approximately EUR 1,145 million, fully provisioned, and the total amount for tax litigation with possible loss risk is approximately EUR 3,962 million.

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Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 as well as the related issuance and financing costs. On 17 July 2018, the District Court finally ruled against Santander Holdings USA, Inc. On September 5, 2019 the Federal District Court in Massachussests entered a stipulated judgement resolving the Company’s tax liability for fiscal years 2003 to 2005, which had no effect on income. The Company has agreed to resolve the treatment of the same transactions for 2006 and 2007, subject to review by the Congressional Joint Committee on Taxation and final IRS approval, with no effect on income.

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Banco Santander has appealed before European Courts the Decisions 2011/5/CE of 28 October 2009, and 2011/282/UE of 12 January 2011 of the European Commission, ruling that the deduction regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On November 2018 the General Court confirmed these Decisions but these judgements have been appealed at the Court of justice of the European Union. The dismissal of this appeal would not have effect on equity.

At the date of approval of these consolidated financial statements certain other less significant tax-related proceedings were also in progress.
ii. Non-tax-related proceedings
At 31 December 2019 the main non-tax-related proceedings concerning the Group were as follows:

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Payment Protection Insurance (PPI): claims associated with the sale by Santander UK plc of payment protection insurance or PPI to its customers. As of 31 December 2019, the remaining provision for PPI redress and related costs amounted to GBP 189 million (EUR 222 million) (2018: GBP 246 million (EUR 275 million)). There was no additional provision in the fourth quarter of 2019. The Financial Conduct Authority (“FCA”) set a deadline of 29 August 2019 for PPI complaints and delivered a nationwide communications campaign to raise awareness of this deadline among consumers. In line with industry experience, we received unprecedented volumes of information requests in August 2019 and saw a significant spike in both these requests and complaints in the final days prior to the complaint deadline, with the processing of these claims ongoing.

Given the passing of the FCA’s August 2019 time bar, the level of judgment required by management in determining appropriate assumptions has reduced. At 31 December 2019, the key assumptions in calculating the provision were around the estimated number of customer complaints that would be received in respect of customers with successful information requests.
The uphold rates are informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogenous population.
Cumulative complaints to 31 December 2019 were 4.4 million, including c.327,000 that were still being reviewed. Future expected claims, regardless of the likelihood of Santander UK incurring a liability, were c.49,000. For every additional 10,000 inbound PPI complaints, it would be expected an additional charge of GBP 3.3 million (EUR 3.7 million). In addition, there are legal claims being made by Claims Management Companies challenging the FCA's industry guidance on the treatment of Plevin/recurring non-disclosure assessments.
In 2019, it was charged an additional GBP 169 million (EUR 192 million) in respect of PPI. During 2018, no additional provision was registered.
The provision for conduct remediation recognised represents management’s best estimate of Santander UK’s liability in respect of mis-selling of PPI policies.

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Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca a total of EUR 66 million from the liquidation of the swaps. Mobiliaria Monesa, S.A. (Delforca’s parent company) has commenced a civil proceeding against the Bank claiming damages which, as of date have not been determined. The proceeding has been stayed because the jurisdiction of the Court has been challenged. Within insolvency proceedings before the Commercial Court, both Delforca and Mobiliaria Monesa have instigated a claim against the Bank seeking the recovery of EUR 56.8 million that the Bank received from the liquidation of the swap. The Bank has filed a claim against Delforca seeking the Bank's recognition of its right to receive the credit. At 31 December 2019, the risk is considered remote. The Bank has not recognised any provisions in this connection.

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Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: a claim was filed in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Regional Labor Court and the High Employment Court ordered Santander Brasil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, a decision from the Federal Court of Justice (Supremo Tribunal Federal, or “STF”) rejected the extraordinary appeal filed by Santander Brasil. A rescission action was brought to revert the decision in the main proceedings and suspend procedural enforcement. The external legal advisor of the Bank has classified the risk of loss as probable. The current court decision does not define a specific amount to be paid by the defendants (this would only be determined once a final decision is issued and the enforcement process has begun).

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“Planos Económicos”: like the rest of the banking system in Brasil, Santander Brasil has been the target of customer complaints and collective civil suits stemming from legislative changes and its application to bank deposits, fundamentally ('economic plans'). At the end of 2017, there was an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban), already approved by the Supremo Tribunal Federal, with the purpose of closing the lawsuits. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of endorsements they have made and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan processes for two years from May 2018.The provisions recorded for the economic plan processes are considered to be sufficient.

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Floor clauses (“cláusulas suelo”): in consequence of the acquisition of Banco Popular, S.A.U, the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" or minimum clauses are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A.U. included "floor clauses" in certain asset transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 2 January, Banco Popular Español, S.A.U. made extraordinary provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. The Group considered that the maximum risk associated with the floor clauses applied in its contracts with consumers, in the most severe and not probable scenario, would amount to approximately EUR 900 million, as initially measured and without considering the returns performed. For this matter, after the purchase of Banco Popular Español, S.A.U., EUR 402 million provisions have been used by the Group (EUR 238 million in 2017, EUR 119 million in 2018 and EUR 45 million in 2019) mainly for refunds as a result of the extrajudicial process mentioned above. As of 31 December 2019, the amount of the Group's provisions in relation to this matter amounts to EUR 79.9 million (2018: EUR 104 million).

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Banco Popular´s acquisition: considering the declaration setting out the resolution of Banco Popular Español, S.A.U., the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander, S.A. of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, in the application accordance with the single resolution framework regulation referred to in Note 3 of the 2018 consolidated annual accounts, some investors have filed claims against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims have been filed and may be filed in the future against Banco Santander, S.A. or other Santander Group companies deriving from or related to the acquisition of Banco Popular Español, S.A.U.. There are also criminal investigations in progress led by the Spanish National Court in connection with Banco Popular Español, S.A.U., although not with its acquisition. On 15 January 2019, the Spanish National Court, applying article 130.2 of the Spanish Criminal Code, declared the Bank the successor entity to Banco Popular Español, S.A.U. (following the merger of the Bank and Banco Popular Español, S.A.U. on 28 September 2018), and, as a result, determined that the Bank assumed the role of the party being investigated in the criminal proceeding. The decision was appealed and on 30 April 2019, the Spanish National Court ruled in favor of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court who have rejected the appeal.

At this time it is not possible to foresee the total number of lawsuits and additional claims that could be put forth by the former shareholders, nor their economic implications (particularly considering that the resolution decision in application of the new laws is unprecedented in Spain or any other Member State of the European Union and that possible future claims might not specify any specific amount, allege new legal interpretations or involve a large number of parties). The estimated cost of the potential compensation to the shareholders of Banco Popular Español, S.A.U. has been accounted for as disclosed in the aforementioned Note 3.

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German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Abbey National Treasury Services plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions

The Group is cooperating with the German authorities. According to the state of the investigations, the results and the effects for the Group, which may potentially include the imposition of financial penalties, cannot be anticipated. The Bank has not recognised any provisions in relation to the potential imposition of financial penalties.

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Attorneys General Investigation of auto loan securitisation transactions and fair lending practices: in October 2014, May 2015, July 2015 and February 2017, Santander Consumer USA Inc. (SC) received subpoenas and/or Civil Investigative Demands (CIDs) from the Attorneys General of the U.S. states of California, Illinois, Oregon, New Jersey, Maryland and Washington under the authority of each state's consumer protection statutes. These states serve on behalf of a group of 33 state Attorneys General. The subpoenas and CIDs contained broad requests for information and the production of documents related to SC’s underwriting, securitization, the recovery efforts servicing and collection of nonprime vehicle loans. SC responded to these requests within the deadlines specified and has otherwise cooperated with the Attorneys General with respect to this matter. The provisions recorded for this investigation are considered sufficient.

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Financial Industry Regulatory Authority (“FINRA”) Puerto Rico Arbitrations: as of 31 December 2019, Santander Securities LLC (SSLLC) had received 751 FINRA arbitration cases related to Puerto Rico Bonds issued by public and public related entities, as well as Puerto Rico closed-end funds (CEFs). The statements of claims allege, among other things, fraud, negligence, breach of fiduciary duty, breach of contract, unsuitability, over-concentration of the investments and failure to supervise. There were 439 arbitration cases that remained pending as of 31 December 2019.

As a result of various legal, economic and market factors impacting or that could impact of the value Puerto Rico bonds and CEFs, it is possible that additional arbitration claims and/or increased claim amounts may be asserted against SSLLC in future periods. The provisions recorded for these matters are considered sufficient.

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IRPH Index: a portion of our Spanish mortgage loan portfolio bears interest at a rate indexed to the “Índice de Referencia de Préstamos Hipotecarios” known as “IRPH,” which, at the time the contracts were entered into, served as reference rate for mortgage loan agreements in Spain and was published by the Bank of Spain. Consumers in Spain have brought lawsuits against most of the Spanish banking sector alleging that the use and related disclosures of such rate did not comply with the transparency requirements of European regulation. On 14 December 2017, the Supreme Court of Spain ruled that these clauses were valid, as the IRPH is an official rate and therefore non-subject to transparency requirements. The matter has been referred to the Court of Justice of the European Union through a preliminary ruling procedure. Pending the outcome of this referral, the IRPH remains valid as a result of the decision of the Supreme Court of Spain.

On 10 September 2019, the Advocate General of Court of Justice of the European Union (CJEU) issued a non-binding opinion stating that the IRPH index clause is not excluded from the scope of the Directive 93/13 and article 4 of the Directive 93/13 does not apply. The Advocate General concludes that the consumer information must be sufficient to enable the consumer to make a prudent and fully informed decision about the method of calculating the interest rate applicable to the contract and its components parts, specifying not only the full definition of the index used by this calculation method but also the provisions of the relevant national legislation determining that index; and must refer to the past performance of the index. The Advocate General adds that it is for the national court, when carrying out the transparency control, to verify, taking into account all the circumstances surrounding the conclusion of the contract, on the one hand, whether the contract transparently sets out the method of calculating the interest rate, so that the consumer would be able to assess, on the basis of precise and intelligible criteria, the economic consequences for the contract and, on the other hand, whether this contract complies with all the information obligations laid down in national law.
In the event the Court of Justice of the European Union questions these clauses, it would need to be determined the effects of the decision which carries the uncertainty as to the interest rate that would apply to the relevant mortgage loans. Additionally, it is unclear whether such a ruling by the Court of Justice of the European Union would have retroactive effect and to what extent.
The uncertainty regarding the ruling by the Court of Justice of the European Union as well as the effects of such ruling make estimating the potential exposure difficult. Currently, the balance of the relevant mortgage loans held by us equals approximately EUR 4.3 billion. Although it is considered that the decision of the Supreme Court of Spain is well-founded, an unfavorable decision by the Court of Justice of the European Union could result in the charge of a material provision.

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Banco Santander has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant seeks compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. has answered to the complaint. In this answer, it is stated that the conditions to which the appointment was subject to were not met and that the contract required by law was not concluded. The proceeding is ongoing.

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CHF Polish Mortgage Loans: On 3 October 2019, the Court of Justice of the European Union (CJEU) rendered its decision in relation to a lawsuit against an unrelated bank in Poland, with regards to unfair contractual clauses in consumer agreements, specifically the consequences of potentially unfair contractual clauses in CHF-indexed loan agreements. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In that case, the court may only integrate the contract with default provisions of national law and decide, in accordance with those provisions, on the applicable rate.

As at 31 December 2019, the Group has a portfolio of mortgage loans denominated in, or indexed to, CHF of approximately PLN 9,891 million (EUR 2,323 million).
In 2019 the Group (Santander Bank Polska and Santander Consumer Bank) in Poland created PLN 173 million(EUR 40.9 million) provision for CHF. This provision represents the best estimate to date given the difficulty to predict the financial impact, as, it is for national courts to decide the relevant issues.
The Bank and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters.
With the information available to it, the Group considers that, at 31 December 2019, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position or results of operations.